Managed Portfolio Series
(the "Trust")

Tortoise MLP & Pipeline Fund

Tortoise Energy Evolution Fund

Tortoise MLP & Energy Income Fund

Tortoise MLP & Energy Infrastructure Fund

Supplement dated October 13, 2020, to the Prospectus dated March 30, 2020, as amended
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The first paragraph after the "Class Descriptions" table on page 69 is revised as follows:

"Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. For financial intermediaries, this conversion feature is for shares held where there is an agreement in place between the financial intermediary and the Adviser and/or the Distributor or their affiliates that would permit a shareholder to hold shares in both their existing share class and the class into which the shareholder intends to convert their shares. In such instances, your shares may be converted under certain circumstances. Generally, C Class shares are not eligible for conversion until the applicable CDSC period has expired."

Additionally, the first bullet point under "Institutional Class" on page 73 is revised as follows:

"The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:

•	Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates;"

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Please retain this supplement with your Prospectus
for future reference.